LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT	12 Months Ended
Dec. 31, 2021
LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT
8.	LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

The Company has two lenders financing its active fleet of Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by the nineteen vessels built from year 2002 to year 2016, and (2) the Financing of 2018-built vessels that is related to the three vessels built in 2018.

2019 Senior Secured Credit Facility and $30 million Accordion Loan:

On February 12, 2019 the Company entered into a new five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). Borrowings under the 2019 Senior Secured Credit Facility are secured by first priority mortgages over the vessels (excluding the three vessels delivered in 2018, see description below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. Further, the agreement contains a discretionary excess cash mechanism for the lender that equals 50% of the net earnings from the collateral vessels, less capex provision and fixed loan amortization. Net proceeds obtained from sale of a vessel used as security are at the lender’s discretion subject to repayment of the outstanding loan balance. The Company has incurred $13.0 million (including a non-cash portion of $6.1 million) in financing costs, which is amortized over the term of the loan and the outstanding loan balance was presented net of the costs. The agreement contains covenants that require a minimum liquidity of $30.0 million and a loan-to-vessel value ratio of maximum 70%.

As of December 31, 2020, the Company had $253.9 million drawn under its 2019 Senior Secured Credit Facility, where $14.4 million, net of deferred financing cost of $2.4 million, was presented as Current Portion of Long-Term Debt.

On December 16, 2020, the Company entered into a new loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). The loan is considered an accordion loan to the 2019 Senior Secured Credit Facility loan agreement and has the same amortization profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. The security of the loan is attached to the security of the 2019 Senior Secured Credit Facility and has equal priority, the same financial covenants, repayment clauses and the same excess cash flow mechanism as the 2019 Senior Secured Credit Facility.

The Company has repaid $30.8 million of the facility in the twelve months ended December 31, 2021. As of December 31, 2021, the total outstanding balance was $223.1 million. The Company has presented $29.5 million, net of deferred financing cost of $2.3 million, under Current Portion of Long-Term Debt that includes $14.9 million in debt associated with Vessel Held for Sale. Earnings generated in the fourth quarter of 2021 did not result in any additional payment related to the excess cash flow mechanism.

Subsequent to December 31, 2021, the Company has repaid in total $48.7 million and the total outstanding balances as of April 30, 2022, is $174.5 million.

The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it carries a variable interest rate.

Financing of 2018-built Vessels

The three vessels were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the three vessels have a total effective interest rate ranging from 4.75% to 4.82% including a floating LIBOR element that is subject to annual adjustment. The Company has incurred $2.3 million in financing cost, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance. The financing agreement contains certain financial covenants requiring us on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $104.3 million and $112.2 million as of December 31, 2021 and 2020, respectively, where $8.1 million and $7.7 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of 2022 Newbuildings

In 2020, the Company announced that it had entered into financing agreements for the two Suezmax newbuildings to be delivered during 2022. Under the terms of the financing agreement, the lender will provide financing of up to 80.0% of the purchase price for each of the two newbuildings. The agreement includes financing of the remaining pre-delivery instalments to be paid in 2022 and the final amounts to be paid upon delivery of the vessels. Upon delivery of each of the vessels, the Company will commence ten-year bareboat charter agreements. The Company has obligations to purchase the vessels upon the completion of the ten-year bareboat charter agreements, and also have the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the two vessels include a fixed interest rate plus a floating LIBOR element that is subject to quarterly adjustment. The financing agreements contain certain financial covenants requiring us to on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

As of December 31, 2021, the Company has not utilized any portion of the financing agreement. The Company has incurred $1.0 million in financing cost, which is presented as Other Non-Current Assets as of December 31, 2021. Subsequent to December 31, 2021, we have utilized $22.0 million of the financing arrangement to pay for agreed pre-delivery instalments to the yard.

As of December 31, 2021, the aggregate annual principal payments required to be made under the Company’s outstanding debt facilities are as follows:

Debt repayments in $'000s*	Total	2022	2023	2024	2025	2026	More than 5 years
2019 Senior Secured Credit Facility including the $30 mill Accordion Loan	223,122	16,805	16,805	189,512	-	-	-
Financing of 2018-built Vessels	104,278	8,327	8,711	9,138	9,534	9,974	58,593
Total	327,400	25,132	25,516	198,650	9,534	9,974	58,593

The table above does not include figures related to the financing of the 2022 Newbuildings as no debt was incurred as of December 31, 2021. Payments resulting from vessel sales in 2022 are reflected in the table above based upon their contractual maturities and are not shown as an adjustment to the amounts due in 2022. The excess cash mechanism in the 2019 Senior Secured Credit Facility could result in higher loan repayments than indicated above if the Company generates excess cash from operations.

The Company monitors compliance with financial covenants on a regular basis and as at December 31, 2021, the Company was in compliance with the financial covenants in its debt facilities. The financial minimum liquidity covenant of $30.0 million is the most sensitive covenant. On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under its existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated freight rates. The Company applies an average of several broker estimates in combination with own estimates for the coming 12-months period. Freight rates in the first quarter of 2022 have improved compared to the average freight rates achieved in 2021 and spot voyage contracts secured recently are significantly above the rates achieved in 2021. However, in the event that the positive development in the freight rates in 2022 do not continue and the Company experiences a scenario with Suezmax tanker freight rates in line with 2021, a cash shortfall is identified within the coming twelve-months period, exceeding the remaining available balance of the $60 million ATM launched on February 14, 2022. If such a scenario should unfold, the Board has approved measures to be implemented to secure additional liquidity. The Company has financial flexibility and the available measures encompass sale of vessels that include avoidance of capital expenditure, ATM renewals or further borrowings. As of May 11, 2022, the Company has issued and sold 7,213,676 common shares under the $60 million 2022 ATM for a gross consideration of $16.8 million with a remaining available balance of $43.2 million. Further, three vessels are sold in 2022 and $43.8 million of the proceeds were used to repay outstanding debt. The current loan-to-value ratio of the 2019 Senior Secured Credit Facility is well below 45% and further borrowings could be pursued, if needed.